SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported): July 1, 2016

HMG/COURTLAND PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-7865	59-1914299

(Commission File No)	(I.R.S. Employer Identification No.)

1870 S. Bayshore Drive Coconut Grove, Florida (Address of Principal Executive Offices)	33133 (Zip Code)

(305)854-6803
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2016, HMG/Courtland Properties, Inc. (the “Company”) received confirmation from the Delaware Secretary of State that the Certificate of Amendment of the Certificate of Incorporation, decreasing the number of shares of the Company’s capital stock, par value $1 per share authorized for issuance from 1,200,000 shares to 1,050,000 shares (the “Certificate”), was filed. The Company previously disclosed information with respect to the Certificate in the definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 31, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 30, 2016, HMG/Courtland Properties, Inc. (the “Company”) held its annual meeting of shareholders. At that meeting, the shareholders elected all of the Company’s nominees for director, approved the renewal of the Advisory Agreement between the Company and HMGA, Inc. and approved the amendment to the Company’s Certificate of Incorporation. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Directors:

	For	Withheld

Maurice Wiener	740,787	32,648
Alexander Arader	741,165	32,270
Richard Wiener	741,165	32,270
Charles Dusseau	741,165	32,270

There were 131,938 broker non-votes for the election of directors.

2.	Renewal of Advisory Agreement:

For	Against	Abstain

612,118	32,071	129,246

There are 131,938 broker non-votes for the renewal of the Advisory Agreement.

3.	Amendment to the Company’s Certificate of Incorporation:

For	Against	Abstain

868,072	35,684	1,617

There are no broker non-votes for the Amendment to the Company’s Certificate of Incorporation.

Item 7.01 Regulation FD Disclosure

On July 1, 2016, HMG/Courtland Properties, Inc. (“HMG”) issued a press release announcing that HMG’s Board of Directors has authorized the purchase of up to $600,000 of HMG common stock under a share repurchase program that will be in effect through June 30, 2018. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On July 1, 2016, HMG announced that its Board of Directors has authorized the purchase of up to $600,000 of HMG common stock on the open market or through privately negotiated transactions. The program will be in place through June 30, 2018.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3(a).	Certificate of Amendment of Certificate of Incorporation dated July 1, 2016.

99.1	Release dated July 1, 2016 announcing that HMG’s Board of Directors has authorized the purchase of up to $600,000 of HMG common stock under a share repurchase program that will be in effect through June 30, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMC/COURTLAND PROPERTIES, INC.

By:	/S/ CARLOS CAMAROTTI
Carlos Camarotti
Principal Financial Officer

Date:   July 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
3 (a)	Certificate of Amendment of Certificate of Incorporation dated July 1, 2016.
99.1	Release dated July 1, 2016 announcing that HMG’s Board of Directors has authorized the purchase of up to $600,000 of HMG common stock under a share repurchase program that will be in effect through June 30, 2018.

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